October 2020 Exhibit 99.1

Forward Looking Statements Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company's current business plans and expectations and our future financial position and operating results. Words such as “will likely result”, “aims”, “anticipates”, “believes”, “could”, “estimates”, “expects”, “hopes”, “intends”, “may”, “plans”, “projects”, “seeks”, “should”, “will,” “strategy”, “possibility”, and variations of these words and similar expressions help to identify these forward-looking statements, which involve risks and uncertainties. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic and market conditions and political events and the impact they may have on us, our customers and our assets and liabilities; our ability to attract deposits and other sources of funding or liquidity; supply and demand for commercial or residential real estate and periodic deterioration in real estate prices and/or values in California or other states where we lend; a sharp or prolonged slowdown or decline in real estate construction, sales or leasing activities; changes in the financial performance and/or condition of our borrowers, depositors, key vendors or counterparties; changes in our levels of delinquent loans, nonperforming assets, allowance for credit losses and charge-offs; the costs or effects of mergers, acquisitions or dispositions we may make, whether we are able to obtain any required governmental approvals in connection with any such mergers, acquisitions or dispositions, and/or our ability to realize the contemplated financial or business benefits associated with any such mergers, acquisitions or dispositions; the effects of new laws, regulations and/or government programs, including those laws, regulations and programs enacted by federal, state or local governments in the geographic jurisdictions in which we do business in response to the recent national emergency declared in connection with the COVID-19 pandemic; the impact of the federal CARES Act and the significant additional lending activities undertaken by the Company in connection with the Small Business Administration’s Paycheck Protection Program enacted thereunder, including risks to the Company with respect to the uncertain application by the Small Business Administration of new borrower and loan eligibility, forgiveness and audit criteria; the effects of the Company’s participation in one or more of the new lending programs recently established by the Federal Reserve, including the Main Street New Loan Facility, the Main Street Priority Loan Facility and the Nonprofit Organization New Loan Facility, and the impact of any related actions or decisions by the Federal Reserve Bank of Boston and its special purpose vehicle established pursuant to such lending programs; the effect of changes in other pertinent laws, regulations and applicable judicial decisions (including laws, regulations and judicial decisions concerning financial reforms, taxes, bank capital levels, allowance for credit losses, consumer, commercial or secured lending, securities and securities trading and hedging, bank operations, compliance, fair lending, the Community Reinvestment Act, employment, executive compensation, insurance, cybersecurity, vendor management and information security technology) with which we and our subsidiaries must comply or believe we should comply or which may otherwise impact us; changes in estimates of future reserve requirements and minimum capital requirements, based upon the periodic review thereof under relevant regulatory and accounting standards, including changes in the Basel Committee framework establishing capital standards for bank credit, operations and market risks; the accuracy of the assumptions and estimates and the absence of technical error in implementation or calibration of models used to estimate the fair value of financial instruments or currently expected credit losses or delinquencies; inflation, changes in market interest rates, securities market and monetary fluctuations; changes in government-established interest rates, reference rates or monetary policies, including the possible imposition of negative interest rates on bank reserves; the impact of the anticipated phase-out of the London Interbank Offered Rate (LIBOR) on interest rate indexes specified in certain of our customer loan agreements and in our interest rate swap arrangements, including any economic and compliance effects related to the expected change from LIBOR to an alternative reference rate; changes in the amount, cost and availability of deposit insurance; disruptions in the infrastructure that supports our business and the communities where we are located, which are concentrated in California, involving or related to physical site access and/or communication facilities; cyber incidents, attacks, infiltrations, exfiltrations, or theft or loss of Company, customer or employee data or money; political developments, uncertainties or instability, catastrophic events, acts of war or terrorism, or natural disasters, such as earthquakes, drought, the effects of pandemic diseases, climate change or extreme weather events, that may affect electrical, environmental and communications or other services, computer services or facilities we use, or that affect our assets, customers, employees or third parties with whom we conduct business; our timely development and implementation of new banking products and services and the perceived overall value of these products and services by our customers and potential customers; the Company’s relationships with and reliance upon outside vendors with respect to certain of the Company’s key internal and external systems, applications and controls; changes in commercial or consumer spending, borrowing and savings preferences or behaviors; technological changes and the expanding use of technology in banking and financial services (including the adoption of mobile banking, funds transfer applications, electronic marketplaces for loans, block-chain technology and other banking products, systems or services); our ability to retain and increase market share, to retain and grow customers and to control expenses; changes in the competitive environment among banks and other financial services and technology providers; competition and innovation with respect to financial products and services by banks, financial institutions and non-traditional providers including retail businesses and technology companies; volatility in the credit and equity markets and its effect on the general economy or local or regional business conditions or on the Company’s capital, assets or customers; fluctuations in the price of the Company’s common stock or other securities, and the resulting impact on the Company’s ability to raise capital or to make acquisitions; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by the principal regulatory agencies with jurisdiction over the Company, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard-setters; changes in our organization, management, compensation and benefit plans, and our ability to recruit and retain or expand or contract our workforce, management team, key executive positions and/or our board of directors; our ability to identify suitable and qualified replacements for any of our executive officers who may leave their employment with us, including our Chief Executive Officer; the costs and effects of legal, compliance and regulatory actions, changes and developments, including the initiation and resolution of legal proceedings (including any securities, lender liability, bank operations, financial product or service, data privacy, consumer or employee class action litigation); regulatory or other governmental inquiries or investigations, and/or the results of regulatory examinations or reviews; our ongoing relations with our various federal and state regulators, including the SEC, Federal Reserve Board, FDIC and California DFPI; our success at managing the risks involved in the foregoing items and all other factors set forth in the Company's public reports, including our Annual Report on Form 10-K for the year ended December 31, 2019, and particularly the discussion of risk factors within that document. Among other risks, the ongoing COVID-19 pandemic may significantly affect the banking industry and the Company’s business prospects. The ultimate impact on our business and financial results will depend on future developments, which are highly uncertain and cannot be predicted, including the scope and duration of the pandemic, the impact on the economy, our customers and our business partners, and actions taken by governmental authorities in response to the pandemic. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements, except as required by law. Any statements about future operating results, such as those concerning accretion and dilution to the Company’s earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ.

Total Assets: $13.8 Billion Gross Loans: $ 8.4 Billion Total Deposits (Including Repos):$11.6 Billion Total Equity: $ 1.9 Billion CVB Financial Corp. (CVBF) Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974.

As of 9/30/2020 S&P Global Market Intelligence ranked CVB Financial Corp. the #2 Best-Performing Regional Bank of 2018 with $10 billion to $50 billion in assets CVB Financial Corp. is the holding company for Citizens Business Bank SNL Financial ranking of largest bank holding companies in CA, as of 9/30/2020 Bank Accomplishments & Ratings 174 Consecutive Quarters of Profitability 124 Consecutive Quarters of Cash Dividends Ranked #1 Forbes, 2020 Best Banks in America (January 2020) Ranked #4 Forbes, 2019 Best Banks in America (January 2019) Ranked #2 Forbes, 2017 Best Banks in America (January 2017) Ranked #1 Forbes, 2016 Best Banks in America (January 2016) Ranked #2 S&P Global, 2018 Best Performing Banks in the Nation (April 2019) BauerFinancial Report Five Star Superior Rating (June 2020) 45 Consecutive Quarters Fitch Rating BBB+ (May 2020) One of the 10 largest bank holding companies in CA

57 Business Financial Centers 1 Loan Production Office 3 CitizensTrust Locations Corporate Office Business Financial Centers Loan Production Office CitizensTrust

Our Vision Citizens Business Bank will strive to become the premier financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners.

Target Customer The best privately-held and/or family-owned businesses throughout California Annual revenues of $1-300 million Top 25% in their respective industry Full relationship banking Build 20-year relationships

Three Areas of Growth De Novo San Diego (2014) Oxnard (2015) Santa Barbara (2015) San Diego (2017) Stockton (2018) Modesto (2020) Acquisitions American Security Bank (2014) County Commerce Bank (2016) Valley Business Bank (2017) Community Bank (2018)

Acquisition Strategy Target size: $1 billion to $8 billion in assets Financial & Strategic In-market and/or adjacent geographic market (California) Banks: Banking Teams: In-market New markets

Q3 2020 Financial Highlights Profitability ROATCE = 15.20% ROAA = 1.38% Efficiency Ratio = 42.6% Income Statement Net Income = $47.5 million Diluted EPS = $0.35 Pretax / Pre-Provision Income = $66.9 million Balance Sheet/ Liquidity $1.1 billion of PPP loans Noninterest deposits 62% of total deposits 72% Loan / Deposit & Repo Ratio $4.3 billion cash and securities Asset Quality Net charge-offs Q3 = $114,000 / YTD = $131,000 NPL = $11.8 million + OREO = $4.2 million / NPA = $16 million NPA/TA = 0.12% Classified loans = $72.7 million ACL = $93.9 million (no provision for credit loss) Capital TCE Ratio = 9.8% CET1 Ratio = 14.6% Total Risk-Based Ratio = 16.1%

Selected Ratios 2017 2018 2019 Q3’19 Q2’20 Q3’20 ROATCE 11.17% 15.18% 17.56% 16.53% 13.80% 15.20% NIM 3.63% 4.03% 4.36% 4.34% 3.70% 3.34% Cost of Funds 0.12% 0.16% 0.24% 0.23% 0.13% 0.11% Efficiency Ratio 43.84% 45.83% 40.16% 39.60% 39.75% 42.57% NIE % Avg. Assets 1.70% 1.89% 1.76% 1.68% 1.48% 1.44% NPA % Total Assets 0.18% 0.18% 0.09% 0.14% 0.09% 0.12% Net Charge-Offs (Recoveries) to Avg. Loans (0.14%) (0.04%) 0.00% (0.001%) 0.002% 0.001% TCE Ratio 11.6% 10.5% 12.2% 11.8% 9.6% 9.8% T1 Risk-Based Capital Ratio 16.9% 13.3% 15.1% 14.9% 14.8% 14.9% Total Risk-Based Capital Ratio 18.0% 14.1% 16.0% 15.8% 16.0% 16.1% Performance Credit Quality Capital

PPP Loans at October 9, 2020 Summary Originated and funded 4,092 PPP loans for ~$1.10B 99.4% of the PPP portfolio originated with 24 month term Total Fees ~$35 million Fees recognized in Net Interest Income: Q3’20 = $6.7 million 2020 YTD = $13.5 million SBA Paycheck Protection Program ($ in Thousands) Active Applied for Forgiveness* Loan Size Count Amount Count Amount < 50 1,296 32,512 - - 50 – 150 1,188 108,191 - - 150 – 350 772 175,359 191 43,902 350 – 2,000 772 604,543 187 147,611 > 2,000 64 180,537 9 247,152 Total 4,092 1,101,142 387 438,666 * Submitted to SBA ~$17MM (26 loans)

Net income & Pretax-pre provision income PTPP income (Non -GAAP*) Net income PTPP ROAA (Non-GAAP*) ROAA * We use certain non-GAAP financial measures to provide supplemental information regarding our performance. Annually Quarterly ($ in Millions)

Net Interest Income and NIM ($ in Millions)

Earning Asset Mix

Dividends – 124 Consecutive Quarters 124 Consecutive Quarters More than 30 years of cash dividends since 1989 ANNUALIZED YTD * Dividend payout ratio calculated on per share basis.

Strong Capital Ratios * Source: SNL Financial—peers represent public CA, AZ, HI, NV, OR & WA banks and thrifts with assets $2 - $35 billion $764MM $655MM $551MM $481MM

Liquidity

Credit Quality * Source: SNL Financial—peers represent public CA, AZ, HI, NV, OR & WA banks and thrifts with assets $2 - $35 billion $35MM in remaining loan fair value discounts

COVID-Related Deferments SEC Segment Remaining ($ in Thousands) C&I* 1,297 CRE 65,866 SBA (504) 1,433 Total $ 68,597 CRE by Property Type Remaining ($ in Thousands) % of CRE Property Type Office 33,356 3% Retail 10,553 1% Hospitality 10,500 19% Other 5,239 1% Multi-Family 3,151 1% Industrial 3,067 0% Total $ 65,866 1.2% of CRE * Real Estate Rental and Leasing Less than 1% of Total Loans

COVID-Related Deferments (Cont.) 21 * Through October 9th

COVID Impacted Industries 22 ($ in Millions) Balance as of 9/30/2020 Deferral Status as of 10/9/2020 Loan Segments Total % of Total Loans Classified1 % of Loan Segment Classified $ Balance % of Loan Segment % of Classified Deferred CRE $ 1,829.9 21.8% $ 12.1 0.7% $ 54.4 3% 0% Office 992.2 11.8% 5.2 0.1% 33.4 3% 0% Retail 771.1 9.2% 6.9 0.1% 10.6 1% 0% Hospitality 66.6 0.8% 0.0 0.0% 10.5 16% 0% C&I 74.7 0.9% 1.6 0.0% 0.0 0% 0% Arts, Entertainment, and Recreation 38.1 0.5% 0.2 0.0% 0.0 0% 0% Retail Trade 19.3 0.2% 0.0 0.0% 0.0 0% 0% Accommodation and Food Services 17.3 0.2% 1.4 0.0% 0.0 0% 0% SBA2 21.0 0.2% 0.0 0.0% 1.4 7% 0% Arts, Entertainment, and Recreation 2.1 0.0% 0.0 0.0% 0.0 0% 0% Retail Trade 11.0 0.1% 0.0 0.0% 0.0 0% 0% Accommodation and Food Services 7.9 0.1% 0.0 0.0% 1.4 18% 0% Total $ 1,925.6 22.9% $ 13.7 0.2% $ 55.8 3% 0% 1 Regulatory definition (Substandard, Doubtful, or Loss) 2 SBA made principal and interest payments on SBA 7a loans from April through Sept.

Q3 2020 Allowance by Portfolio CECL Update Highlights No credit provision in Q3 Lifetime historical loss models - Macroeconomic variables include GDP, Unemployment Rate, & CRE price index Weighting of multiple forecasts Allowance for Credit Losses – by Loan Type ($ in Millions) 6/30/2020 9/30/2020 Variance Segmentation ACL Balance % of Loans ACL Balance % of Loans ACL Balance % of Loans C&I $8.0 1.0% $8.6 1.1% $0.6  0.1% SBA $3.7 1.2% $3.5 1.1% ($0.2) -0.1% Real estate: Commercial RE $74.9 1.4% $74.5 1.4% ($0.4) 0.0% Construction $2.3 1.8% $1.9 1.9% ($0.4) 0.1% SFR Mortgage $0.2 0.1% $0.2 0.1% $0.0  0.0% Dairy & livestock $3.4 1.3% $3.7 1.5% $0.3  0.2% Municipal lease $0.3 0.6% $0.2 0.5% ($0.1) -0.1% Consumer and other $1.2 1.4% $1.3 1.5% $0.1  0.1% Sub Total $94.0 1.3% $93.9 1.3% ($0.1)  0.0% PPP $0.0 0.0% $0.0 0.0% $0.0  0.0% Total $94.0 1.1% $93.9 1.1% ($0.1)  0.0% Key Economic Assumptions – Baseline Forecast Q3 Q4 FY’20 FY’21 FY’22 GDP % Change 26.6% 2.9% -4.3% 3.5% 5.0% Unempl. Rate 8.9% 9.1% 8.7% 8.4% 6.4%

(000’s) # of Center Locations (9/30/20) Average Loans per Location Total Loans* (9/30/20) % Los Angeles County 21 $171,883 $ 3,609,538 42.9% Central Valley 9 $146,269 1,316,422 15.7% Orange County 10 $111,931 1,119,311 13.3% Inland Empire (Riverside & San Bernardino Counties) 10 $118,303 1,183,026 14.1% Central Coast 5 $104,659 523,297 6.2% San Diego 2 $117,452 234,903 2.8% Other California 127,669 1.5% Out of State 293,706 3.5% Total 57 $ 8,407,872 100.0% Loans by Region 24 *Excludes deferred loan fees, allowance for loan losses and loans held-for-sale

Loans by Type CRE $5.43B C&I $0.82B Other $2.16B

Owner Type Commercial Real Estate Loans Collateral Type

CRE by Collateral Origination Year Collateral Type Balance ($ in Millions) % of Owner Occupied LTV at Origination Avg. Size ($ in Thousands) 2020 2019 2018 2017 2016 or earlier Industrial $ 1,842 54% 55% $ 1,386 9% 15% 14% 17% 45% Office 992 25% 59% 1,575 18% 14% 11% 14% 43% Retail 771 13% 53% 1,662 11% 9% 14% 13% 53% Multi-Family 608 2% 54% 1,658 19% 18% 17% 8% 38% Other 575 56% 50% 1,341 5% 16% 15% 12% 52% Medical 301 48% 61% 1,770 14% 11% 13% 10% 52% Farmland 271 97% 53% 1,820 12% 17% 12% 16% 43% Hospitality 67 42% 44% 2,467 3% 21% 16% 16% 44% Total $ 5,428 39% 55% $ 1,523 18% 14% 11% 14% 43%

C&I by Industry Industry Balance ($ in Millions) % of C&I Total Manufacturing $ 144 18% Real Estate Rental and Leasing 141 17% Wholesale Trade 104 13% Finance and Insurance 65 8% Health Care and Social Assistance 53 7% Construction 45 5% Transportation and Warehousing 41 5% Arts, Entertainment, and Recreation 38 5% Professional, Scientific, and Technical Services 32 4% Other* 154 19% Total $ 817 100% * Includes Retail Trade ($19MM or 2% of C&I loans) * Includes Accomodation and Food Services ($17MM or 2% of C&I loans)

Loan Interest Income ($ in Millions)

Deposits by Region (000’s) # of Center Locations (9/30/20) Total Deposits (6/30/20) Total Deposits (9/30/20) Los Angeles County 21 $4,537,092 $4,734,333 Inland Empire (Riverside & San Bernardino Counties) 10 $3,383,986 $3,475,961 Orange County 10 $1,728,467 $1,615,459 Central Valley 9 $1,291,309 $1,303,060 Central Coast 5 $361,848 $353,859 San Diego 2 $80,399 $81,938 Other $68,635 $87,644 Total 57 $11,451,736 $11,652,254 *Includes Customer Repurchase Agreements. Average Cost of Deposits* (Annualized) 0.12% 0.11%

Cost of Deposits Source: SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks and thrifts with assets $2 - $35 billion

Appendix Non-GAAP Reconciliation

Reconciliation of Return on Average Tangible Common Equity (Non-GAAP)

The return on average tangible common equity is a non-GAAP disclosure. We use certain non-GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the return on average tangible common equity provides additional clarity to the users of our financial statements.

	Three Months Ended			Nine Months Ended	
	September 30, 2019	June 30, 2020	September 30, 2020	September 30, 2019	September 30, 2020
			(Dollars in thousands)		
Net Income	$ 50,423	$ 41,631	$ 47,492	$ 156,546	$ 127,103
Add: Amortization of intangible assets	2,648	2,445	2,292	8,338	7,182
Less: Tax effect of amortization of intangible assets [1]	(783)	(723)	(678)	(2,465)	(2,123)
Tangible net income	$ 52,288	$ 43,353	$ 49,106	$ 162,419	$ 132,162
Average stockholders' equity	$ 1,965,427	$ 1,966,600	$ 1,985,842	$ 1,921,981	$ 1,986,300
Less: Average goodwill	(663,707)	(633,707)	(663,707)	(665,470)	(663,707)
Less: Average intangible assets	(46,720)	(39,287)	(37,133)	(49,682)	(39,376)
Average tangible common equity	$ 1,255,000	$ 1,263,606	$ 1,285,002	$ 1,206,829	$ 1,283,217
Return on average equity, annualized	10.18%	8.51%	9.51%	10.89%	8.55%
Return on average tangible common equity, annualized	16.53%	13.80%	15.20%	17.99%	13.76%

[1] Tax effected at respective statutory rates.
[2] Annualized where applicable.

cbbank.com 33

Reconciliation of PTPP Return on Average Assets (Non-GAAP) The Pretax-pre provision income (“PTPP”) return on average assets is a non-GAAP disclosure. We use certain non-GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the return on average tangible common equity provides additional clarity to the users of our financial statements. Year Ended December 31, Three Months Ended           September 30, June 31, September 30, 2017 2018 2019 2019 2020 2020 (Dollars in thousands) Net Income $104,411 $152,003 $207,827 $ 50,423 $ 41,631 $ 47,492 Add: (Recapture of) provision for credit losses (8,500) 1,500 5,000 1,500 11,500 - Add: Income tax expense 84,384 59,112 83,247 20,595 17,192 19,398 Pretax-pre provision income $180,295 $212,615 $296,074 $ 72,518 $ 70,323 $ 66,890 Average total assets $8,301,721 $9,512,669 $11,302,901 $11,214,416 $12,611,055 $ 13,727,176 Return on average assets [1] 1.26% 1.60% 1.84% 1.78% 1.33% 1.38% PTPP Return on average assets [1] 2.17% 2.24% 2.62% 2.57% 2.24% 1.94% [1] Annualized where applicable.

Copy of presentation at www.cbbank.com